SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRANSAMERICA SERIES TRUST

Transamerica Aegon Core Bond VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Aegon Sustainable Equity Income VP	Transamerica TS&W International Equity VP
Transamerica International Focus VP	Transamerica WMC US Growth VP
Transamerica JPMorgan Mid Cap Value VP

1801 California Street, Suite 5200

Denver, Colorado 80202

March 25, 2024

Dear Holder:

Special meetings of holders (the “Holders”) investing in Transamerica Aegon Core Bond VP, Transamerica Aegon Sustainable Equity Income VP, Transamerica International Focus VP, Transamerica JPMorgan Mid Cap Value VP, Transamerica T. Rowe Price Small Cap VP, Transamerica TS&W International Equity VP and Transamerica WMC US Growth VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust, including those holders investing through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on April 29, 2024 at 10:00 a.m. (Mountain Time) (together, the “Special Meeting”).

At the Special Meeting, you are being asked to vote on the following proposals, as applicable:

Ratify and approve the current sub-advisory agreement for Transamerica International Focus VP. Holders of Transamerica International Focus VP are being asked to ratify and approve the current sub-advisory agreement with Epoch Investment Partners, Inc.

Approve the Portfolio’s use of the “manager of managers” exemptive order. Holders of each Portfolio are being asked to approve the Portfolio’s use of the manager of managers exemptive order, which will allow TAM, the Portfolio’s investment manager, to enter into and materially amend sub-advisory agreements with respect to the Portfolio in the future without Holder approval, subject to prior approval by the Portfolio’s Board of Trustees.

We are seeking your approval of the applicable proposal(s) through the enclosed joint proxy statement, which we invite you to review closely.

Importantly, after careful consideration, the Board of Trustees of your Portfolio has considered each proposal as applicable to your Portfolio and has determined it is in the best interest of your Portfolio, and unanimously recommends that you vote “FOR” the proposal(s) with respect to your Portfolio. However, before you vote, please read the full text of the joint proxy statement for an explanation of the proposal(s) with respect to your Portfolio.

Holders of record of each Portfolio as of the close of business on March 6, 2024 are entitled to vote at the Special Meeting and any adjournments or postponements thereof. Whether or not you plan to attend the meeting and regardless of the size of the interest you hold, your vote is very important to us. Please vote today.

Voting is quick and easy. You may vote by telephone, via the internet or by simply completing and signing the enclosed proxy card (your ballot) and mailing it in the accompanying postage-paid return envelope.

If you have any questions, please call Transamerica Series Trust at 1-800-851-9777.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman of the Board of Trustees, President and Chief Executive Officer

IMPORTANT INFORMATION FOR HOLDERS

Please read the full text of the enclosed proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this joint proxy statement?

A.

As a holder (each, a “Holder”) who invests in Transamerica Aegon Core Bond VP, Transamerica Aegon Sustainable Equity Income VP, Transamerica International Focus VP, Transamerica JPMorgan Mid Cap Value VP, Transamerica T. Rowe Price Small Cap VP, Transamerica TS&W International Equity VP and/or Transamerica WMC US Growth VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable annuity contract or variable life insurance policy, you are being asked to vote “FOR” the following proposal(s) as applicable to your Portfolio(s). Each proposal has been approved by the Board of Trustees of the Trust.

The special meeting for each Portfolio is being held together with the special meetings for the other Portfolios for convenience, but each special meeting is a separate meeting (together, the “Special Meeting”). The Special Meeting will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on April 29, 2024 at 10:00 a.m. (Mountain Time).

The Portfolios are sold to separate accounts of Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and Transamerica Advisors Life Insurance Company (collectively, the “Insurance Companies”) to fund benefits under variable life policies or variable annuity contracts. The Insurance Companies each offer Holders the opportunity to invest in the Portfolios through their respective products. The Portfolios are also offered as investment options for certain asset allocation series of the Trust.

At the Special Meeting, Holders of Transamerica International Focus VP are being asked to ratify and approve the current sub-advisory agreement with Epoch Investment Partners, Inc. so that agreement may continue.

In addition, Holders of each Portfolio, including Transamerica International Focus VP, are being asked to approve the Portfolio’s use of the manager of managers exemptive order, which will allow TAM, the Portfolio’s investment manager, to enter into and materially amend sub-advisory agreements with respect to the Portfolio in the future without shareholder approval, subject to prior approval by the Portfolio’s Board of Trustees (the “Board”).

The implementation of a proposal is not contingent upon the approval of any other proposal or proposals.

Q.	Why am I being asked to vote on these proposals?

A.

You are being asked to vote as a Holder of one or more of the Portfolios. The enclosed joint proxy statement and proxy card identify the proposal(s) you are being asked to approve. Your Portfolio’s Board has approved the proposals, believes each proposal is in Holders’ best interests and recommends you vote “FOR” the proposal(s) with respect to your Portfolio.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of your Portfolio, no matter the size of the interests you hold. Your vote can help ensure that the proposal(s) recommended by your Portfolio’s Board can be implemented. We encourage all Holders to participate in the governance of their Portfolios.

Q.	Who is paying for the preparation, printing and mailing of the proxy statement and solicitation of proxies?

A.	The cost of preparing, printing and mailing the proxy statement and soliciting proxies will be borne by the Insurance Companies, and not the Portfolios.

i

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about the proposals or voting, please call EQ Fund Solutions, the Portfolios’ proxy solicitor, at (800) 549-6697.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card, or by computer by going to the internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares or interests by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

ii

TRANSAMERICA SERIES TRUST

Transamerica Aegon Core Bond VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Aegon Sustainable Equity Income VP	Transamerica TS&W International Equity VP
Transamerica International Focus VP	Transamerica WMC US Growth VP
Transamerica JPMorgan Mid Cap Value VP

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF SPECIAL MEETING OF HOLDERS

Scheduled to be Held on April 29, 2024

Please take notice that special meetings of holders (the “Holders”) investing in one or more of Transamerica Aegon Core Bond VP, Transamerica Aegon Sustainable Equity Income VP, Transamerica International Focus VP, , Transamerica JPMorgan Mid Cap Value VP, Transamerica T. Rowe Price Small Cap VP, Transamerica TS&W International Equity VP and/or Transamerica WMC US Growth VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on April 29, 2024 at 10:00 a.m. (Mountain Time) (together, the “Special Meeting”), to consider and vote on the following proposals:

I.	Transamerica International Focus VP: To ratify and approve the current sub-advisory agreement with Epoch Investment Partners, Inc.; and

II.

Transamerica Aegon Core Bond VP, Transamerica Aegon Sustainable Equity Income VP, Transamerica International Focus VP, Transamerica JPMorgan Mid Cap Value VP, Transamerica T. Rowe Price Small Cap VP, Transamerica TS&W International Equity VP and Transamerica WMC US Growth VP: To approve the Portfolio’s use of the “manager of managers” exemptive order available to TAM; and

III.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration of each proposal, the Board of Trustees of the Trust approved and recommends that Holders vote “FOR” the applicable proposal(s).

Holders of record of each Portfolio at the close of business on March 6, 2024 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

By Order of the Board,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

March 25, 2024

HOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review at: https://vote.proxyonline.com/transamerica/docs.

KINDLY VOTE YOUR INTERESTS USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

I

TRANSAMERICA SERIES TRUST

Transamerica Aegon Core Bond VP

Transamerica Aegon Sustainable Equity Income VP

Transamerica International Focus VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica TS&W International Equity VP

Transamerica WMC US Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

JOINT PROXY STATEMENT

Introduction

This joint proxy statement (“Joint Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member, a “Board Member”) of Transamerica Aegon Core Bond VP, Transamerica Aegon Sustainable Equity Income VP, Transamerica International Focus VP, Transamerica JPMorgan Mid Cap Value VP, Transamerica T. Rowe Price Small Cap VP, Transamerica TS&W International Equity VP and/or Transamerica WMC US Growth VP, each a series of Transamerica Series Trust (“Trust”) (each, a “Portfolio” and, collectively, the “Portfolios”). The proxies are being solicited for use at special meetings of holders (the “Holders”) investing in one or more of the Portfolios to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on April 29, 2024 at 10:00 a.m. (Mountain Time) (the “Special Meeting”) and at any and all adjournments or postponements of the Special Meeting. The Special Meeting for each Portfolio is being held together with the Special Meetings for the other Portfolios for convenience, but each Special Meeting is a separate meeting. Each Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Holders.

The Board of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the use of this Joint Proxy Statement for a Special Meeting of each Portfolio is in the best interests of each Portfolio and its respective Holders in light of the similar matters being considered and voted on by the Holders with respect to each Portfolio. This Joint Proxy Statement is being sent to Holders of each Portfolio on or about March 28, 2024.

The Trust is organized as a Delaware statutory trust. The Portfolios are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation portfolios. The only shareholders of the Portfolios are the insurance company separate accounts and the asset allocation portfolios. As a Holder invested in one or more of the Portfolios through an insurance company separate account, you are being asked to give instructions to your insurance company as to how to vote on your behalf. Holders are not shareholders of the Portfolios, but for ease of reference shareholders and Holders are sometimes collectively referred to in this Joint Proxy Statement as “Holders” or “shareholders,” and the interests that they hold in insurance company separate accounts that in turn invest in the Portfolios are sometimes referred to as “interests” or “shares.”

In certain cases, for ease of comprehension, the term “Portfolio” is used in this Joint Proxy Statement where it may be more precise to refer to the Trust of which each Portfolio is a series, and the Special Meetings are referred to together as the Special Meeting.

You are being asked to vote at the Special Meeting of each Portfolio in which you held interests as of the close of business on March 6, 2024 (the “Record Date”). Each Holder of record of a Portfolio at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Portfolio represented by the Holder’s interests in the applicable Portfolio (with proportional fractional votes for fractional shares). The net assets and total number of shares of each Portfolio outstanding and the net asset value per share of each Portfolio at the close of business on the Record Date were as follows:

 Transamerica Aegon Core Bond VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$152,895,405.32	14,016,605.277	$10.91
Service	$261,745,819.31	22,122,553.501	$11.83

 Transamerica Aegon Sustainable Equity Income VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$319,585,633.29	16,386,720.112	$19.50
Service	$171,772,660.87	8,787,404.587	$19.55

 Transamerica International Focus VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$282,740,919.48	30,956,800.636	$9.13
Service	$101,096,414.62	11,348,717.568	$8.91

 Transamerica JPMorgan Mid Cap Value VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$28,938,696.84	1,905,580.582	$15.19
Service	$242,599,615.28	16,451,871.084	$14.75

 Transamerica T. Rowe Price Small Cap VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$288,654,800.07	23,778,656.873	$12.14
Service	$395,627,952.15	37,886,271.394	$10.44

 Transamerica TS&W International Equity VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$130,490,840.95	8,881,094.218	$14.69
Service	$65,408,229.99	4,499,687.156	$14.54

 Transamerica WMC US Growth VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$4,685,337,695.84	117,364,484.616	$39.92
Service	$990,388,987.94	26,170,315.048	$37.84

The Portfolio(s) with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement. If you have the right to vote with respect to more than one Portfolio as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the internet, please vote on the proposal with respect to each applicable Portfolio. If you vote by telephone or over the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to a Portfolio’s Special Meeting will be voted at that Special Meeting. On the matters coming before the Special Meeting as to which a Holder has specified a choice on that Holder’s proxy, the Holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposal, the shares will be voted “FOR” each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Holders who execute proxies or provide voting instructions by telephone, mail, or the internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal at a Special Meeting by filing with the applicable Portfolio a written notice of revocation (addressed to the Secretary at the principal executive offices of the Portfolios at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending a Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of Holders of a Portfolio is required to take action at the Portfolio’s Special Meeting. For the purposes of taking action on Proposal I and Proposal II, Holders entitled to vote and present at the Special Meeting or by proxy representing at least thirty percent (30%) of the voting power of the respective Portfolio shall constitute a quorum at the Special Meeting for that Portfolio.

Votes cast at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

In the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present at the Special Meeting or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting, including an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of Holders. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

Proposal I. The approval of Proposal I requires the vote of a “majority of the outstanding voting securities” of Transamerica International Focus VP within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Portfolio (a “1940 Act Majority Vote”).

Proposal II. Each Portfolio votes separately on Proposal II. With respect to each Portfolio, Proposal II requires a 1940 Act Majority Vote of the Portfolio.

The following table shows how Portfolio shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” at the meeting or by proxy are counted toward a quorum.	Shares “present” at the meeting will be voted at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with No-Voting Instruction	Considered “present” at the meeting for purposes of quorum.	Voted “for” the proposal.

Vote to Abstain	Considered “present” at the meeting for purposes of quorum.	Abstentions do not count as a vote “for” a proposal and have the same effect as a vote “against” a proposal.

Manner of Voting

Interests of the Portfolios are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for Holders as owners of variable annuity contracts and variable life policies (collectively, the “Policies”), and (2) certain asset allocation portfolios that are series of the Trust (the “Asset Allocation Portfolios”). As such, Transamerica Life Insurance Company (“TLIC”), Transamerica Financial Life Insurance Company and Transamerica Advisors Life Insurance Company (collectively, the “Insurance Companies”) and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by the Trust. The Insurance Companies each offer the opportunity to invest in the Portfolios through their respective products.

The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Holders of the Policies used to fund the accounts.

The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Holders of the Policies. The Insurance Companies do not require that a minimum number of owners of the Policies submit voting instructions before the Insurance Companies will vote the shares of the Portfolios held by their separate accounts at the Special Meeting. As a result, a small number of Holders of the Policies could determine how the Insurance Companies vote, if other Holders fail to vote. In addition, TAM, the Insurance Companies and their affiliates will use proportional voting to vote any shares held by TAM, the Insurance Companies or their affiliates for their own accounts.

A signed proxy card or other authorization by a Holder that does not specify how the Holder’s interest should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal(s).

Proxy voting authority with respect to each of the Portfolio’s shares held by the applicable Asset Allocation Portfolios is retained by TAM. Consistent with TAM’s Proxy Voting Policies and Procedures, TAM will vote the shares of the underlying Portfolios held by the relevant Asset Allocation Portfolios in accordance with the recommendation from the Board of those Asset Allocation Portfolios (which is the same Board as the Board of the Portfolios). The Board of Trustees has recommended that shares of each Portfolio held by those Asset Allocation Portfolios be voted in favor of the applicable proposal(s). Therefore, in accordance with this recommendation, shares of each Portfolio held by the relevant Asset Allocation Portfolios will be voted in favor of the applicable proposal(s). As of the Record Date, each Portfolio had net assets, with amounts of those net assets attributable to the relevant Asset Allocation Portfolios, collectively, as shown below.

Portfolio	Net Assets	Net Assets Attributable to the relevant Asset Allocation Portfolios (collectively)
Transamerica Aegon Core Bond VP	$414,641,224.63	$100,433,313.80
Transamerica Aegon Sustainable Equity Income VP	$491,358,294.16	$158,356.63
Transamerica International Focus VP	$383,837,334.10	$66,002,287.83
Transamerica JPMorgan Mid Cap Value VP	$271,538,312.12	$12,339,407.19
Transamerica T. Rowe Price Small Cap VP	$684,282,752.22	$40,410,477.05
Transamerica TS&W International Equity VP	$195,899,070.94	$63,372,880.07
Transamerica WMC US Growth VP	$5,675,726,683.78	$1,494,983,028.79

If you need more information or have any questions about the proposals or voting, please call the Portfolios’ proxy solicitor, EQ Fund Solutions, at (800) 549-6697.

Revoking Proxies

Each Holder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Trust;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the Internet at a later date; or

•	By attending a Special Meeting and voting at the meeting and giving oral notice of revocation to the chairman of the meeting.

However, attendance at the Special Meeting, by itself, will not revoke a previously executed and returned proxy.

If a Holder holds Portfolio shares through a bank or other intermediary, the bank or intermediary should be consulted regarding the shareholder’s ability to revoke voting instructions after such instructions have been provided.

BACKGROUND

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for the Portfolios. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each Portfolio, with TAM. TAM provides continuous and regular investment management services to the Portfolios. TAM supervises each Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolios. The Board last approved each Portfolio’s Management Agreement on June 14, 2023.

TAM is directly owned by TLIC (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

For each Portfolio, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations, and has entered into a sub-advisory agreement with each Portfolio’s sub-adviser. TAM has received a manager of managers exemptive order from the Securities and Exchange Commission (the “SEC”) (Release IC- 23379 dated August 5, 1998) (the “Manager of Managers Order”). That exemptive order permits TAM, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-adviser pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, and materially change the terms of any sub-advisory agreement.

Following the issuance of the Manager of Managers Order and initial authorization by shareholders of the Portfolios to rely on the Manager of Managers Order, each Portfolio received assets in a fund substitution transaction on August 18, 2017, as shown in Appendix A, pursuant to SEC substitution orders obtained by the applicable Insurance Companies on April 19, 2017.1 A fund substitution transaction results in assets previously invested in one fund being redeemed and invested in a different fund. The funds replaced in the fund substitution transactions had not previously approved operating under a manager of managers structure. As a condition of each of these substitution transactions, the Insurance Companies represented that they would not change a Portfolio’s sub-adviser without first obtaining shareholder approval of the sub-adviser change or the parties continued ability to rely on the Manager of Managers Order. As a result, each Portfolio, as a replacement fund in a fund substitution, is unable to rely upon the Manager of Managers Order until such time that the Portfolio obtains shareholder approval to do so. Proposal II seeks such shareholder approval with respect to each Portfolio.

Greystone Managed Investments, Inc. (“Greystone”) was hired as a new sub-adviser for Transamerica International Focus VP to replace MFS Investment Management (“MFS”) without shareholder approval of the Manager of Managers Order or the agreement with the new sub-adviser being sought or obtained. The failure to obtain shareholder approval was due to inadvertence. Board approval of the new sub-adviser and the applicable sub-advisory agreement was in fact obtained and, as discussed below, holders of interests in the Portfolio were notified of the change and received an information statement discussing the new sub-adviser and sub-advisory agreement. Proposal I seeks the ratification and approval of the current sub-advisory agreement with Epoch Investment Partners, Inc. (“Epoch”) with respect to this Portfolio.

1 A fund substitution, with Transamerica WMC US Growth VP as the replacement fund, was carried out on May 1, 2023 without obtaining a substitution order in reliance on the Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199 (Feb. 23, 2021).

PROPOSAL I -

RATIFY AND APPROVE THE CURRENT INVESTMENT SUB-ADVISORY AGREEMENT

FOR TRANSAMERICA INTERNATIONAL FOCUS VP

This Proposal I is to be voted on by Holders of Transamerica International Focus VP (for purposes of this proposal, the “Portfolio”), a series of the Trust. Holders of the Portfolio are being asked to ratify and approve the Current Sub-Advisory Agreement (as defined below) with Epoch with respect to the Portfolio.

At an in-person meeting held on December 6, 2017, the Board considered a recommendation by TAM to approve a new sub-advisory agreement between TAM and Greystone whereby Greystone would replace MFS as sub-adviser to the Portfolio (the “Greystone Agreement”). At the December 6, 2017 meeting, the Board voted unanimously to approve the Greystone Agreement, which became effective as to the Portfolio on May 1, 2018. At the meeting, the Board reviewed materials furnished by TAM pertaining to Greystone and the Greystone Agreement. Information relating to the Greystone Agreement and Greystone was disclosed in an information statement distributed to the Portfolio’s Holders on or about June 1, 2018.

Thereafter, at an in-person meeting held on September 12, 2018, in anticipation of The Toronto Dominion Bank’s (“TD Bank”) acquisition of Greystone’s parent company, the Board voted unanimously to approve the current sub-advisory agreement between TAM and Greystone (the “Current Sub-Advisory Agreement”), which took effect upon the closing of the transaction on November 1, 2018. Upon completion of this transaction, Greystone became a wholly-owned indirect subsidiary of TD Bank. This transaction was considered an “assignment” (as defined in the 1940 Act) of the Greystone Agreement resulting in its automatic termination as a matter of law. Information relating to the Current Sub-Advisory Agreement and Greystone was disclosed in an information statement distributed to the Portfolio’s Holders on or about February 20, 2019.

On September 30, 2019, Greystone transferred the Current Sub-Advisory Agreement with respect to the Portfolio to TDAM USA Inc. (“TDAM USA”), also a wholly-owned subsidiary of TD Bank. This transfer of the Current Sub-Advisory Agreement from Greystone to TDAM USA was not considered an assignment of the Current Sub-Advisory Agreement.

The Portfolio was renamed Transamerica International Growth VP on May 1, 2020, and then renamed Transamerica International Focus VP on November 1, 2021.

On December 31, 2021, TDAM USA merged with and into Epoch, another wholly-owned subsidiary of TD Bank, and Epoch assumed the Current Sub-Advisory Agreement with respect to the Portfolio. The transfer of the Current Sub-Advisory Agreement from TDAM USA to Epoch was not considered an assignment of the Current Sub-Advisory Agreement.

Epoch provides sub-advisory services to the Portfolio pursuant to the Current Sub-Advisory Agreement. The Current Sub-Advisory Agreement was last approved by the Board on June 14, 2023. TAM oversees Epoch and monitors its buying and selling of portfolio securities, its management services and its investment performance. TAM is paid investment management fees for its service as investment manager to the Portfolio. The management fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $2,793,724 in management fees for the fiscal year ended December 31, 2023. TAM, and not the Portfolio, pays Epoch a sub-advisory fee out of the investment management fee it receives from the Portfolio.

At the Special Meeting, Holders will be asked to ratify and approve the current Sub-Advisory Agreement between TAM and Epoch. The Portfolio received assets in fund substitution transactions pursuant to SEC substitution orders obtained by the applicable Insurance Companies. As a condition of these substitution transactions, the Insurance Companies represented that they would not change the Portfolio’s sub-adviser without first obtaining shareholder approval of the sub-adviser change or the parties continued ability to rely on the Manager of Managers Order. Due to inadvertence, a new sub-adviser for the Portfolio was hired without shareholder approval of the Manager of Managers Order or the agreement with the new sub-adviser. Proposal I asks Holders to ratify and approve the current Sub-Advisory Agreement. The ratification and approval of the current Sub-Advisory Agreement will be deemed an approval of the termination of MFS, and the approval of the appointment of Greystone as sub-adviser to the Portfolio and the Greystone Agreement. A general description of the Sub-Advisory Agreement is included below. The Sub-Advisory Agreement is included in Appendix B.

TAM provides investment management services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of Epoch.

No officer or Board Member is a director, officer or employee of Epoch. No officer or Board Member, through the ownership of securities or otherwise, has any other material direct or indirect interest in Epoch or any other person controlling, controlled by or under common control with Epoch. Since December 31, 2021, none of the Board Members have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Epoch or any of its affiliates was or is to be a party.

The Portfolio’s current prospectus, summary prospectus and statement of additional information, each dated May 1, 2023, as supplemented, describe the Portfolio’s strategies and risks, current and past performance, and additional information about Epoch.

If Proposal I is not ratified and approved by Holders of the Portfolio, the Trust will work with the Insurance Companies and TAM on appropriate next steps.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the Sub-Advisory Agreement. The terms of the Sub-Advisory Agreement are similar to those of the prior sub-advisory agreement with MFS. Under the Sub-Advisory Agreement, the sub-advisory fee rates payable by TAM to Epoch have decreased. A description of the sub-advisory fee rates appears below under the caption “Sub-Advisory Fees”. A copy of the Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the Sub-Advisory Agreement.

Under the terms of the Sub-Advisory Agreement, subject to the supervision of the Board and TAM, Epoch shall regularly provide the Portfolio (with respect to such portion of the Portfolio’s assets as shall be allocated to Epoch by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to Epoch.

The Sub-Advisory Agreement provides that Epoch will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to Epoch, or to any other Portfolio or account over which Epoch or its affiliates exercise investment discretion. The Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, Epoch may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where Epoch has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer, viewed in terms of either that particular transaction or Epoch’s overall responsibilities with respect to the Portfolio and to other portfolios and clients for which Epoch exercises investment discretion. The Board may adopt policies and procedures that modify and restrict Epoch’s authority regarding the execution of the Portfolio’s transactions.

The Sub-Advisory Agreement provides that it: (i) may be terminated with respect to any Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon 30 days’ advance written notice to Epoch, without the payment of any penalty; (iii) may be terminated by Epoch upon 60 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by Epoch and shall not be assignable by TAM without the consent of Epoch.

The Sub-Advisory Agreement requires that Epoch, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to Epoch relating to the services provided pursuant to the Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

The Sub-Advisory Agreement states that Epoch shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that Epoch is not protected against any liability to TAM or the Portfolio to which Epoch would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement provides that unless TAM advises Epoch in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, Epoch shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Portfolio’s securities managed by Epoch, in accordance with Epoch’s proxy voting policies and procedures without consultation with TAM or the Portfolio.

The Sub-Advisory Agreement provides that Epoch, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Portfolio in any way or otherwise be deemed to be an agent of the Portfolio or TAM.

The Sub-Advisory Agreement requires Epoch to make certain representations and covenants, including concerning Epoch’s review of the Portfolio’s registration statement, the registration statement disclosure being consistent with the manner in which Epoch is managing the Portfolio, and Epoch’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete.

The Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles.

MANAGEMENT FEES

Under the Management Agreement, the Portfolio pays TAM a management fee on an annual basis the following management fee based on its average daily net assets:

First $500 million	0.77%
Over $500 million up to $1 billion	0.76%
Over $1 billion up to $2 billion	0.71%
Over $2 billion up to $3 billion	0.695%
In excess of $3 billion	0.68%

Prior to May 1, 2018, the Portfolio paid TAM a management fee of 0.905% of the first $500 million, 0.88% over $500 million up to $1 billion, 0.83% over $1 billion up to $1.5 billion, 0.805% over $1.5 billion up to $2 billion, and 0.78% in excess of $2 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

Management fees are accrued daily and paid by the Portfolio monthly. As of the Record Date, the net assets of the Portfolio were $383,837,334.10.

SUB-ADVISORY FEES

Under the Sub-Advisory Agreement, TAM (not the Portfolio) pays Epoch sub-advisory fees according to the following schedule for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.27% of the first $1 billion

0.25% over $1 billion up to $2 billion

0.24% in excess of $2 billion

The average daily net assets for the purpose of calculating sub-advisory fees are determined on the basis of the combined assets of Transamerica International Focus VP, Transamerica International Focus and Transamerica International Growth CIT, a series of Great Grey (formerly, Wilmington Trust) Collective Investment Trust that is sub-advised by Epoch.

Under the MFS sub-advisory agreement, TAM (not the Portfolio) paid MFS sub-advisory fees according to the following schedule for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.425% of the first $500 million

0.40% over $500 million up to $1 billion

0.375% over $1 billion up to $1.5 billion

0.35% over $1.5 billion up to $2 billion

0.325% in excess of $2 billion

The average daily net assets for the purpose of calculating sub-advisory fees were determined on the basis of the combined assets of Transamerica International Focus VP (formerly, Transamerica MFS International Equity VP) and Transamerica International Focus.

The following chart compares the actual sub-advisory fees paid by TAM to Epoch (net of fees reimbursed) for the fiscal year ended December 31, 2023 to a hypothetical example of sub-advisory fees that would have been paid by TAM to MFS for the same period under the MFS Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to Epoch from January 1, 2023 through December 31, 2023 under the current Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to MFS from January 1, 2023 through December 31, 2023 under the MFS Sub-Advisory Agreement	Percent Difference

$963,670	$1,541,990	37.5%

Amounts paid to TAM, other than management fees, and to affiliates of TAM during the fiscal year ended December 31, 2023 by the Portfolio and the services for which the amounts were paid, if any, are listed below. There were no other material payments by the Portfolio to Epoch, TAM, or any of their affiliates during that period.

	Payments to TAM (or its affiliates)
	As of Date:	TAM	Transfer Agent	Distribution
Transamerica International Focus VP	12/31/2023	$0	$0	$244,797

Information about the Sub-Adviser

Epoch, located at 1 Vanderbilt Avenue, 23rd Floor, New York, NY 10017, has been a registered investment adviser since May 2004. As of December 31, 2023, Epoch had approximately $26.5 billion in total assets under management. Epoch is a wholly-owned subsidiary of TD Bank.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the Portfolio:

Name	Sub-Adviser	Positions Over Past Five Years
Michael E. Brown, CFA	Epoch Investment Partners, Inc.	Portfolio Manager of the Portfolio since 2021; employee of Epoch Investment Partners, Inc. since 2010; Vice-President, Director and Portfolio Manager, TD Asset Management Inc.
Alfred Li, CFA	Epoch Investment Partners, Inc.	Portfolio Manager of the Portfolio since 2018; employee of Epoch Investment Partners, Inc. since 2006; Vice-President, Director and Portfolio Manager, TD Asset Management Inc.
Himanshu Sharma, CFA	Epoch Investment Partners, Inc.	Portfolio Manager of the Portfolio since 2024; employee of Epoch Investment Partners, Inc. since 2006; Managing Director and Portfolio Manager, TD Asset Management Inc.
Terence Chung	Epoch Investment Partners, Inc.	Portfolio Manager of the Portfolio since 2024; employee of Epoch Investment Partners, Inc. since 2017; Vice President, Portfolio Research, TD Asset Management Inc.

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of Epoch as of Record Date. The principal address of each individual as it relates to his or her duties at Epoch is the same as that of Epoch unless otherwise noted.

Name	Position with Epoch
William Booth	Managing Director, Co-Chief Investment Officer, and Portfolio Manager
David A. Barnett	Managing Director, Managing Attorney, and Chief Compliance Officer
Michael Welhoelter	President, Co-Chief Investment Officer, Portfolio Manager and Head of Risk Management
Glenn Davis	Managing Director
Maura McMulty	Managing Director, Relationship Management
Sean Collins	Managing Director, Global Business Development

Management Activities. As of Record Date, Epoch does not act as an adviser or sub-adviser for any registered investment companies with investment objectives similar to the Portfolio.

Brokerage Information. There were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Epoch for the fiscal year ended December 31, 2023.

If the Holders of the Portfolio do not ratify and approve the current Sub-Advisory Agreement, then Transamerica will consider what next steps are appropriate.

Evaluation by the Board

At a meeting of the Board held on December 6, 2017, the Board considered the recommendation by TAM for Greystone to replace MFS as sub-adviser to the Portfolio, and unanimously approved the sub-advisory agreement with Greystone. Information relating to the approval was disclosed in an information statement distributed to the Portfolio’s Holders on or about June 1, 2018.

Thereafter, at a meeting of the Board held on September 12-13, 2018, the Board considered the re-approval of Greystone as sub-adviser for the Portfolio in anticipation of TD Bank’s acquisition of Greystone’s parent company for an initial two year term, which was considered an “assignment” of the original sub-advisory agreement due to the change of control of Greystone, thus resulting in the automatic termination of that original agreement. Information relating to the approval was disclosed in an information statement distributed to the Portfolio’s Holders on or about February 20, 2019. As noted above, the transfer of the Sub-Advisory Agreement from Greystone to TDAM USA and Epoch’s assumption of the Sub-Advisory Agreement when TDAM merged into Epoch were not considered an assignment of the Sub-Advisory Agreement. The Sub-Advisory Agreement has been renewed by the Board each year since the Board’s approval of the agreement in 2018. A discussion regarding each annual renewal is available in the Portfolio’s semi-annual report for the applicable fiscal period ended June 30.

Most recently, the Board renewed the Sub-Advisory Agreement at a meeting held on June 14-15, 2023. At the meeting, following its review and consideration, the Board determined that the terms of the Sub-Advisory Agreement were reasonable and that the renewal of the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the Board Members who are not “interested persons” as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the renewal of the Sub-Advisory Agreement through June 30, 2024.

Prior to reaching their decision, the Board Members requested and received from TAM and Epoch certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreement, including information they had previously received from TAM and Epoch as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and Epoch. Among other materials, the Board Members considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Board Members considered information about fees and performance of comparable funds and/or accounts managed by Epoch. The Board also considered reductions to the Portfolio’s expense limits, if any, that took effect after the last renewal of the Sub-Advisory Agreement. In their review, the Board Members also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Board Members met privately without representatives of TAM or Epoch present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by Epoch to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; Epoch’s responsiveness to any questions by the Board Members; and the professional qualifications and compensation program of the portfolio management team of Epoch. The Board Members noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for Epoch and a comparison of trading results against a peer universe of managers.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that Epoch can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. For purposes of its review, the Board generally used the performance of Service Class Shares. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Board Members considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Board Members also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past

1- and 10-year periods. The Board noted that Epoch had commenced sub-advising the Portfolio on May 1, 2018 pursuant to its current investment objective and investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fees and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fees to be received by Epoch under the Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and Epoch, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by Epoch may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered Epoch’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that Epoch’s sub-advisory fees would be based on the combined assets of multiple funds. The Board Members concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically re-examine the appropriateness of the fee paid to Epoch in light of any economies of scale experienced in the future.

Benefits to Epoch from its Relationship with the Portfolio

The Board considered other benefits derived by Epoch from its relationship with the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the renewal of the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Sub-Advisory Agreement.

Your Board unanimously recommends that you vote “FOR” this proposal.

PROPOSAL II

APPROVAL OF THE USE OF THE MANAGER OF MANAGERS ORDER

Transamerica Aegon Core Bond VP

Transamerica Aegon Sustainable Equity Income VP

Transamerica International Focus VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica TS&W International Equity VP

Transamerica WMC US Growth VP

At the Special Meeting, the Holders of each Portfolio will be asked to approve the use of the Manager of Managers Order with respect to the Portfolio. This would permit TAM in the future to enter into and materially amend sub-advisory agreements with respect to the Portfolio without seeking shareholder approval. For each Portfolio, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations with respect to the Portfolio.

Following the issuance of the Manager of Managers Order and initial authorization by shareholders of the Portfolios to rely on the Managers Order, each Portfolio received assets in a fund substitution by the Insurance Companies, as discussed above in the “Background” section of the Joint Proxy Statement. As a condition of each of these fund substitutions, the Insurance Companies represented that they would not change a Portfolio’s sub-adviser without first obtaining shareholder approval of the sub-adviser change or the parties continued ability to rely on the Manager of Managers Order. As a result, each Portfolio, as a replacement fund in a fund substitution, is unable to rely upon the Manager of Managers Order until such time that the Portfolio obtains a new shareholder approval of the Manager of Managers Order.

In general, Section 15(c) of the 1940 Act requires that an investment company must first obtain shareholder approval prior to retaining a new sub-adviser or making material changes to an existing sub-advisory agreement. The Manager of Managers Order permits the Trust and TAM to enter into a new sub-advisory agreement with an unaffiliated sub-adviser and materially change the terms of any sub-advisory agreement, subject to the Board’s approval, including approval by a majority of the Independent Board Members, but without requiring approval from the Portfolio’s shareholders. Each Portfolio’s Holders are being asked to approve reliance on the Manager of Managers Order with respect to the Portfolio. Approval of this Proposal could help the Portfolio avoid unnecessary proxy and related costs and provide the Portfolio with additional flexibility to achieve its investment objective and strategies.

The process to proxy shareholders to obtain their approval of a new sub-advisory arrangement can take several months and increase Portfolio expenses. This could prevent or delay a sub-adviser change that TAM and the Board consider to be in the best interests of your Portfolio. Any new sub-advisory agreement, or material change to an existing sub-advisory agreement, will continue to be subject to Board review and approval. TAM will monitor the performance of any sub-adviser hired on an ongoing basis.

With respect to Transamerica JPMorgan Mid Cap Value VP, assuming Holders of the Portfolio approve the Portfolio’s use of the Manager of Managers Order, effective on or about May 1, 2024, TAM will utilize the Manager of Managers Order to terminate its investment sub-advisory agreement with J.P. Morgan Investment Management Inc. and enter into a new investment sub-advisory agreement with Thompson, Siegel & Walmsley LLC (“TSW”) without any further Holder approval. The Portfolio’s Board voted unanimously to approve this change in sub-adviser. In connection with and contingent upon the change in sub-adviser from JPMorgan to TSW: (i) the Portfolio will be renamed “Transamerica TSW Mid Cap Value Opportunities VP”; (ii) the Portfolio’s investment objective will change; (iii) the Portfolio’s principal investment strategies and principal risks will be revised; (iv) the Portfolio will reduce its management fee schedule and sub-advisory fee schedule; and (v) each class of the Portfolio will have lower expense caps. Please see the supplement dated March 6, 2024 to the Portfolio’s prospectus, summary prospectus and statement information for additional information on these changes. Assuming Holders approve Proposal II and the change in sub-adviser occurs, an information statement will be made available to Holders of the Portfolio which will provide certain information about TSW and the terms of the new sub-advisory agreement.

If the Holders of a Portfolio do not approve the use of the Manager of Managers Order, then Proposal II will not be implemented and TAM will continue to need to obtain approval from shareholders prior to entering into or materially amending sub-advisory agreements and the Portfolio will incur proxy and related costs.

Evaluation by the Board

The Board initially approved the application to the SEC for the Manager of Managers Order prior to the submission of that application. At an in-person meeting held on September 20-21, 2023, the Board, including the Independent Board Members, considered and unanimously re-approved TAM’s use of the Manager of Managers Order with respect to the Portfolios and determined to seek Holder approval of the same.

In evaluating the Manager of Managers Order, the Board considered various factors, including:

●

The Board’s own experience since the date of the Manager of Managers Order with the Trust’s Manager of Managers structure and with evaluating and approving the Portfolios’ sub-advisers and sub-advisory agreements;

●

The Manager of Managers Order would enable TAM and the Board to act more quickly, and with less expense to a Portfolio, in appointing new sub-advisers when TAM and the Board believe that such appointment would be in the best interests of a Portfolio and its Holders;

●

TAM will continue to (a) set each Portfolio’s investment objective and strategies; (b) monitor and evaluate the performance of each sub-adviser; and (c) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with the Portfolios’ investment objectives, policies and restrictions; and

●	No sub-adviser could be appointed, or have its contract materially amended, without the Board’s approval and involvement.

Your Board unanimously recommends that you vote “FOR” the approval of your Portfolio’s reliance on the Manager of Managers Order.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment or postponement of such meeting of Holders, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”), the transfer agent of each of the Portfolios, is located at 1801 California Street, Suite 5200, Denver, CO 80202. TFS has outsourced the provision of certain transfer agency services to SS&C Global Investor & Distribution Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169. The distributor of each of the Portfolios is Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by Aegon, Ltd.

Custodian

State Street Bank & Trust Company, located at One Congress Street, Boston, MA 02114, serves as each Portfolio’s custodian.

Annual and Semi-Annual Reports

Holders of each of the Portfolios can find important information about the Portfolios in the Portfolios’ annual report dated December 31, 2023, which has been previously provided to Holders. You may obtain copies of annual and semi-annual reports without charge by writing to the Portfolio’s transfer agent at the address shown below or by calling 1-800-851-9777.

Transamerica Fund Services Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by sending this Joint Proxy Statement to Holders beginning on or about March28, 2024. Solicitations also may be made by telephone and/or online by representatives of the Portfolios, regular employees of TAM or its affiliate(s), or EQ Fund Solutions, a private proxy services firm. It is anticipated that the estimated solicitation costs, including retaining EQ Fund Solutions, will be approximately $307,223 to $349,281. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

EQ Fund Solutions will provide mailing, solicitation and tabulation services in order to reach quorum and the required vote for the Portfolios’ proposals by the Special Meeting Date or any adjournment thereof. The services will include: (i) designing proxy ballots and reminder letters; (ii) processing shareholder data to determine solicitation strategies and efficiencies; (iii) printing and mailing the Joint Proxy Statement to record date shareholders; (iv) inserting and mailing proxy materials to record date shareholders who request them; (v) providing internet and touchtone voting services to secure votes from Holders; (vi) scanning return proxy cards; (vii) providing solicitation analysis and consultation before and during solicitation period to maximize voting returns; (viii) daily reporting of solicitation results, as applicable; and (ix) providing final meeting reports and affidavits.

The cost of the Special Meeting, including the preparation and distribution of the Joint Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be borne by the Insurance Companies and not the Portfolios.

Principal Holders

As of March 6, 2024, the outstanding shares of each Portfolio were as follows:

Transamerica Aegon Core Bond VP

Class	Total Shares Outstanding

Initial	14,016,605.277

Service	22,122,553.501

Transamerica Aegon Sustainable Equity Income VP

Class	Total Shares Outstanding

Initial	16,386,720.112

Service	8,787,404.587

Transamerica International Focus VP

Class	Total Shares Outstanding

Initial	30,956,800.636

Service	11,348,717.568

Transamerica JPMorgan Mid Cap Value VP

Class	Total Shares Outstanding

Initial	1,905,580.582

Service	16,451,871.084

Transamerica T. Rowe Price Small Cap VP

Class	Total Shares Outstanding

Initial	23,778,656.873

Service	37,886,271.394

Transamerica TS&W International Equity VP

Class	Total Shares Outstanding

Initial	8,881,094.218

Service	4,499,687.156

Transamerica WMC US Growth VP

Class	Total Shares Outstanding

Initial	117,364,484.616

Service	26,170,315.048

To the knowledge of the Trust, as of March 6, 2024, the Board Members and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolios.

As of March 6, 2024, the persons listed in Appendix C owned of record 5% or more of the shares of the Portfolios indicated in Appendix C.

Holders Communications to the Board

Holders may mail written communications to the Portfolios’ Board, addressed to the care of the Secretary of the Portfolios, at the address of the Portfolios. Each Holder communication must (i) be in writing and be signed by the Holder, and (ii) identify the full name of the Portfolio(s). The Secretary is responsible for collecting, reviewing and organizing all properly submitted Shareholder communications. Except as provided below, with respect to each properly submitted Holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a Holder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Portfolio or its operations, management, activities, policies, service providers, Board, officers, Holders or other matters relating to an investment in a Portfolio, or (ii) is ministerial in nature (such as a request for Portfolio literature, share data or financial information).

Holders Sharing the Same Address

As permitted by law, each Portfolio will deliver only one copy of this Joint Proxy Statement to Holders residing at the same address, unless such Holders have notified a Portfolio of their desire to receive multiple copies of the Holder reports and proxy statements the Portfolio sends. If you would like to receive an additional copy, please contact your Portfolio by writing to the address shown on the front page of this Joint Proxy Statement or by calling 1-888-823-1460. The Portfolio will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any Holder residing at an address to which only one copy was mailed. Holders wishing to receive separate copies of each Portfolio’s Holder reports and proxy statements in the future, and Holders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated. Copies of the proxy materials are also available at: https://vote.proxyonline.com/transamerica/docs.

Holder Proposals

The Portfolios are not required to and do not intend to hold regular annual meetings of Holders. Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

Proposals relating to Portfolios must be received a reasonable time prior to the date of a meeting of shareholders of a Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of each Portfolio is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to a Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Portfolio.

A list of Holders entitled to be present and to vote at the Special Meeting will be available at the offices of the Portfolios, 1801 California Street, Suite 5200, Denver, CO 80202 for inspection by any Holder during regular business hours beginning ten days prior to the date of the Special Meeting.

Adjournment

Failure of a quorum to be present at a Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of a Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Trust’s Declaration of Trust, Charter and By-Laws, including to allow for the further solicitation of proxies. Under the Trust’s By-Laws, in the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting of Holders prior to adjournment.

Information about the Portfolios

Each of the Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information have been filed by the Portfolios and may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the Portfolios are also available on the SEC’s Internet site at http://www.sec.gov/. To obtain a copy of this Proxy Statement or other information about the Portfolios, without charge, or to request other information or make other inquiries about the Portfolios, call 1-800-851-9777 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the website at http://www.transamericaseriestrust.com/.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the Internet.

By Order of the Boards,

/s/ Dennis P. Gallagher

Dennis P. Gallagher

Chief Legal Officer and Secretary

March 25, 2024

Appendix A

Fund Substitution Transactions

Replacement Fund	Existing Fund	Effective Date
Transamerica JPMorgan Mid Cap Value VP	AllianzGI NFJ Mid-Cap Value Fund (A)	8/18/2017
Transamerica Barrow Hanley Dividend Focused VP1	American Century Equity Income Fund (A)	8/18/2017
	Dreyfus Investment Portfolios: Core Value Portfolio (Service Shares)	8/18/2017
	Invesco V.I. Value Opportunities Fund (Series II)	8/18/2017
Transamerica MFS International Equity VP2	American Century Investments VP International Fund(Class I)	8/18/2017
	Columbia Acorn International (A)	8/18/2017
	Templeton Foreign Fund (A)	8/18/2017
Transamerica T. Rowe Price Small Cap VP	Columbia Acorn USA (A)	8/18/2017
	Columbia Variable Portfolio - Select Smaller Cap Value Fund (Class 1)	8/18/2017
	Oppenheimer Main Street Small Cap Fund®/VA (Service Shares)	8/18/2017
	Wanger USA	8/18/2017
Transamerica WMC US Growth VP	Columbia Large Cap Growth Fund V	8/18/2017
	Dreyfus Variable Investment Fund: Appreciation Portfolio (Service Shares)	8/18/2017
	The Dreyfus Socially Responsible Growth Fund, Inc. (Service Shares)	8/18/2017
	Transamerica Morgan Stanley Capital Growth VP (Initial Class)	5/1/2023
	Transamerica Morgan Stanley Capital Growth VP (Service Class)	5/1/2023
Transamerica JPMorgan Core Bond VP3	Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Shares)	8/18/2017
Transamerica TS&W International Equity VP	Pioneer Emerging Markets Fund (A)	8/18/2017
	Pioneer Emerging Markets VCT Portfolio (Class II Shares)	8/18/2017

1 Now named Transamerica Aegon Sustainable Equity Income VP. Portfolio holders approved Aegon Asset Management UK as the Portfolio’s new sub-adviser on December 1, 2020.

2 Now named Transamerica International Focus VP.

3 Now named Transamerica Aegon Core Bond VP. Portfolio holders approved Aegon USA Investment Management as the Portfolio’s new sub-adviser on November 1, 2022.

A-1

Appendix B

TRANSAMERICA SERIES TRUST

AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

EPOCH INVESTMENT PARTNERS, INC.

THIS AMENDMENT is made as of March 4, 2022, to the Investment Sub-Advisory Agreement dated as of November 1, 2018, as amended, (the “Agreement”) between Transamerica Asset Management, Inc. (“TAM”), and TDAM USA Inc., and assumed by Epoch Investment Partners, Inc. (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Agreement is confirmed, and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of March 4, 2022.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher a. Staples
Name: Christopher A. Staples
Title: Senior Vice President

EPOCH INVESTMENT PARTNERS, INC.

By: /s/ David A. Barnett
Name: David A. Barnett
Title: Chief Compliance Officer

Schedule A

Fund	Investment Sub-advisory Fee*

Transamerica International Focus VP (formerly, Transamerica International Growth VP)**	0.27% of the first $1 billion; 0.25% over $1 billion up to $2 billion; and 0.24% over $2 billion.

* As a percentage of net assets on an annual basis.

** The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Focus (formerly, Transamerica International Growth), a series of Transamerica Funds, and Transamerica International Growth CIT, a series of Wilmington Trust Collective Investment Trust that is also sub-advised by Epoch Investment Partners, Inc.

TRANSAMERICA SERIES TRUST

AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

EPOCH INVESTMENT PARTNERS, INC.

THIS AMENDMENT is made as of December 31, 2021 to the Investment Sub-Advisory Agreement dated as of November 1, 2018, as amended, (the “Agreement”) between Transamerica Asset Management, Inc., and Greystone Managed Investments Inc., (“Greystone”) as modified by the letter agreement between Greystone and TDAM USA Inc. (“TDAM USA”) dated September 26, 2019, by which Greystone transferred the Agreement to TDAM USA; and as modified by the letter agreement between TDAM and Epoch Investment Partners, Inc. (“Epoch”) dated July 9, 2021, by which TDAM transferred the Agreement to Epoch on or about December 31, 2021.

In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

FUND	INVESTMENT SUB-ADVISORY FEE*
Transamerica International Focus VP (previously known as Transamerica International Growth VP)	0.27% of the first $1 billion; ** 0.25% over $1 billion up to $2 billion 0.24% over $2 billion.

*As a percentage of average daily net assets on an annual basis.

** The average daily net assets for the purpose of calculating sub-advisory feeds will be determined on a combined basis with the assets of Transamerica International Focus (previously known as Transamerica International Growth).

In all other respects, the Agreement dated as November 1, 2018, as amended, is confirmed, and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of December 31, 2021.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher a. Staples
Name: Christopher A. Staples
Title: Senior Vice President

EPOCH INVESTMENT PARTNERS, INC.

By: /s/ David A. Barnett
Name: David A. Barnett
Title: Chief Compliance Officer

TRANSAMERICA SERIES TRUST

AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

TDAM USA INC.

THIS AMENDMENT is made as of November 1, 2021, to the Investment Sub-Advisory Agreement dated as of November 1, 2018, as amended, (the “Agreement”) between Transamerica Asset Management, Inc., and Greystone Managed Investments Inc., (“Greystone”) as modified by the letter agreement between Greystone and TDAM USA Inc. (“TDAM USA”) dated September 26, 2019, by which Greystone transferred the Agreement to TDAM USA.

In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

FUND	INVESTMENT SUB-ADVISORY FEE*

Transamerica International Focus VP (previously known as Transamerica International Growth VP)	0.27% of the first $1 billion; ** 0.25% over $1 billion up to $2 billion; and 0.24% over $2 billion.

*	As a percentage of average daily net assets on an annual basis.

**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica International Focus (previously known as Transamerica International Growth).

In all other respects, the Agreement dated as November 1, 2018, as amended, is confirmed, and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of November 1, 2021.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher a. Staples
Name: Christopher A. Staples
Title: Senior Vice President

TDAM USA, INC.

By: /s/ David A. Barnett
Name: David A. Barnett
Title: Chief Compliance Officer

July 9, 2021

TDAM USA Inc.

161 Bay Street, 35th Floor, TD Canada Trust

Tower Toronto, Ontario M5J2T2

Epoch Investment Partners, Inc.

1 Vanderbilt Avenue

New York, NY 10017

Re:	Transamerica International Growth and Transamerica International Growth VP

Ladies and Gentlemen:

We refer to:

(1)

that certain Investment Subadvisory Agreement dated as of November 1, 2018, by and between Transamerica Asset Management, Inc., and Greystone Managed Investments Inc. (“Greystone”) with respect to Transamerica Greystone International Growth VP, a series of Transamerica Series Trust (the “VP Agreement”), as modified by the letter agreement between Greystone and TDAM USA Inc (“TDAM USA”) dated September 26, 2019, by which Greystone transferred the VP Agreement to TDAM USA; and

(2)

that certain Investment Subadvisory Agreement dated as of November 1, 2018 by and between Transamerica Asset Management, Inc. and Greystone Managed Investments Inc. (“Greystone”) with respect to Transamerica Greystone International Growth, a series of Transamerica Funds (the “IG Agreement”, and together with the VP Agreement, the “Agreements”), as modified by the letter agreement between Greystone and TDAM USA Inc (“TDAM USA”) dated September 26, 2019 , by which Greystone transferred the IG Agreement to TDAM USA.

TDAM USA is an indirect wholly-owned subsidiary of The Toronto Dominion Bank (“TD Bank”). Effective on or about December 31, 2021, TDAM USA will transfer the Agreements to Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, and a subsidiary of TD Bank. The transfer of the Agreements from TDAM USA to Epoch will not constitute an “assignment” of the Agreement under the Investment Company Act of 1940, as amended.

Effective on or about December 31, 2021, the Agreements are hereby assumed in their entirety by Epoch, except that all references to Greystone shall be replaced with references to Epoch. Epoch agrees to perform and be bound by all of the terms of the Agreements and the obligations and duties of Greystone thereunder. The Agreements shall continue in full force and effect as set forth therein for the remainder of their terms.

This letter agreement shall be governed by the laws of the state of New York and may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute a single agreement.

Please sign below to evidence your agreement with the terms hereof.

TDAM USA Inc.

By: /s/ David A. Barnett
Name: David A. Barnett
Title: Chief Compliance Officer

Epoch Investment Partners, Inc.

By: /s/ David A. Barnett
Name: David A. Barnett
Title: Chief Compliance Officer

Acknowledged:

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher A. Staples

Name: Christopher A. Staples

Title: Senior Vice President

AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

TDAM USA, INC.

THIS AMENDMENT is made as of May 1, 2020 to the Investment Sub-Advisory Agreement dated as of November 1, 2018, between Transamerica Asset Management, Inc. and TDAM USA, Inc. In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated as of November 1, 2018, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2020.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher a. Staples
Name: Christopher A. Staples
Title: Senior Vice President

TDAM USA, INC.

By: /s/ David A. Barnett
Name: David A. Barnett
Title: Managing Director

SCHEDULE A

as of May 1, 2020

FUNDS	INVESTMENT SUBADVISORY FEE*
Transamerica International Growth VP (formerly known as Transamerica Greystone International Growth VP)	0.27% of the first $1 billion;** 0.25% over $1 billion up to $2 billion; 0.24% over $2 billion

* As a percentage of net assets on an annual basis

** The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica International Growth.

[LETTERHEAD]

TD Greystone Asset Management

Greystone Managed Investments Inc.

Regina (Head Office)

300 Park Centre

1230 Blackfoot Drive

Regina, Saskatchewan S4S 7G4

September 26, 2019

Greystone Managed Investments Inc.

300-1230 Blackfoot Drive

Regina. Saskatchewan S4S 7G4

TDAM USA Inc.

161 Bay Street, 35th Flo01·, TD Canada Trust Tower

Toronto, Ontario M5J2T2

Re: Transamerica Greystone International Growth VP

Ladies and Gentlemen:

We refer to that certain Investment Subadvisory Agreement dated as of November 1, 2018 by and between Transamerica Asset Management, Inc. and Greystone Managed Investments Inc. (“Greystone”) with respect to Transamerica Greystone International Growth VP, a series of Transamerica Series Trust (the “Agreement”).

Greystone is an indirect wholly-owned subsidiary of The Toronto Dominion Bank (“TD Bank”). Effective September 30, 2019, Greystone will transfer the Agreement to TDAM USA Inc. (“TDAM USA”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, and a subsidiary of TD Bank. The transfer of the Agreement from Greystone to TDAM USA will not constitute an “assignment” of the Agreement under the Investment Company Act of 1940, as amended.

Effective September 30, 2019, the Agreement is hereby assumed in its entirety by TDAM USA, except that all references to Greystone shall be replaced with references to TDAM USA. TDAM USA agrees to perform and be bound by all of the terms of the Agreement and the obligations and duties of Greystone thereunder. The Agreement shall continue in full force and effect as set forth therein for the remainder of its tern.

This letter agreement shall be governed by the laws of the state of New York and may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute a single agreement.

TD Greystone Asset Management

Please sign below to evidence your agreement with the terms hereof.

Greystone Managed Investments Inc.

By: /s/ Jacqueline Hatherly
Name:	Jacqueline Hatherly
Title:	Chief Compliance Officer

TDAM USA, INC.

By: /s/ David A. Barnett
Name:	David A. Barnett
Title:	Chief Compliance Officer

Acknowledged:

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher a. Staples
Name: Christopher A. Staples
Title: Senior Vice President

INVESTMENT SUBADVISORY AGREEMENT

GREYSTONE MANAGED INVESTMENTS INC.

This Agreement, entered into as of November 1, 2018 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Greystone Managed Investments, Inc., a corporation under the federal laws of Canada (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish such services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, and subject to such other written restrictions and limitations provided by officers of TAM or the Trust to the Subadviser in writing (such restrictions and limitations, the “Limitations”) and to the provisions of Section 2(h), the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“Investment Guidelines”). Subject to any existing Limitations, the Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund may invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the Investment Guidelines of the Fund referred to above, any Limitations, and any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as agent of the Fund to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

TAM, on behalf of the Fund, hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and TAM, on behalf of the Fund, hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

For the avoidance of doubt, TAM is responsible for: (i) compliance with all applicable regulations relating to the reporting of proxy votes for the Fund, including all required reports on SEC Form N-PX, provided, however, that the Subadviser is responsible for providing proxy voting information to TAM in connection with TAM’s preparation of Form N-PX; and (ii) making any and all filings in connection with any securities litigation, class action lawsuits and bankruptcy, insolvency or workout proceedings relating to securities held or that were held by the Fund, or, unless otherwise delegated to the Subadviser, related to reporting requirements under federal and state securities laws and/or any foreign laws (as applicable) that may arise in respect of securities held in the Fund, including without limitation, filings required by the SEC or any other applicable regulatory agency (including required reporting related to short positions held in the Fund). The Subadviser shall not incur any liability to TAM by reason of any exercise of, or failure to exercise, TAM’s discretion in respect of such filings.

(e)

The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. From time to time in its discretion, the Subadviser may review the security valuations in accordance with the Subadviser’s own pricing hierarchy and validation logic and will notify TAM on a reasonable basis if Subadviser becomes aware of any material differences (as defined by the Subadviser) between Subadviser’s internal valuations and TAM’s custodial valuations. The Subadviser will seek to notify TAM promptly if it believes, based on differences between the Fund’s valuation of a security that is a part of the Allocated Assets and the Subadviser’s valuation of the same security for another account under its management, the Fund has incorrectly valued the security to a material extent. In addition, the Subadviser will be available upon request of TAM to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. Notwithstanding the foregoing, the Subadviser shall not be responsible for any valuation determinations made with respect to the Fund.

(f)

All directions, instructions or Limitations by or on behalf of the Fund or TAM to the Subadviser shall be in writing signed by an authorized agent of the Fund or TAM, confirmed in writing. For purposes of this Agreement, the term “in writing”, shall include directions given by facsimile or electronic mail. A list of persons authorized to give instructions to the Subadviser hereunder is set out in Schedule B to this Agreement. The Fund or TAM may revise the list of authorized persons from time to time by sending the Subadviser a revised list which has been certified by a duly authorized agent of the Fund or TAM. The Subadviser shall incur no liability whatsoever in relying upon any direction from, or document signed by, any person reasonably believed by Subadviser to be authorized to give or sign the same, whether or not the authority of such person is then effective.

(g)

TAM shall endeavor to provide Subadviser reasonable advance notice, to the extent practicable under the circumstances, of any instructions, directions or amendments to the Investment Guidelines, Limitations, Governing Documents or any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser (“Amendments”). TAM and the Fund agree and acknowledge that the Subadviser may not be able to comply immediately with such instructions, directions or Amendments. The Subadviser agrees to implement any such instructions, directions or Amendments as soon as reasonably practicable after their receipt from TAM; provided, however, that if after receipt Subadviser determines, acting reasonably, that it is unable to comply with such instruction, directions or Amendments it will promptly notify TAM. In such instances, the parties agree to seek in good faith an appropriate resolution with respect to the proposed instruction, direction or Amendment.

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser in accordance with its allocation policies. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time upon request.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM (not the Fund) shall pay the Subadviser a fee out of the management fee it receives with respect to the Fund, as promptly as possible after the last day of each month, computed daily at the annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.    Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon thirty days’ written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving sixty days’ advance written notice to TAM. TAM or the Subadviser may also terminate the Agreement immediately in the event of a material breach of this Agreement by the other party. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates. TAM acknowledges that the Investment Guidelines and Limitations, and any other restrictions or conditions placed on the Subadviser by TAM, could, under extraordinary circumstances, limit the Subadviser’s ability to implement the Fund’s investment program.

11.    Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (the “Registration Statement”), each in the form provided by TAM to Subadviser, and Subadviser agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, that are provided by TAM to Subadviser. Subadviser represents and warrants that, solely with respect to the disclosure about the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement about the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact about the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”) as of the effective date of this Agreement is consistent with the manner in which the Subadviser is expected to manage the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for the Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12.  Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Trust and TAM shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations. This section will survive any termination of this Agreement.

13.  Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC or its Staff by any rule, regulation or order.

14.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of the Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.  Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by it by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.  Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17.  Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

TRANSAMERICA ASSET MANAGEMENT, INC.
1801 California Street, Suite 5200
Denver, CO 80202
Attention: Legal Department

All notices provided to Subadviser will be sent to the attention of:

GREYSTONE MANAGED INVESTMENTS INC.
300 Park Centre, 1230 Blackfoot Drive
Regina, Saskatchewan S4S 7G4

Attention: Legal Counsel
Facsimile Number: (306) 586-1631 Email: Legal@greystone.ca

TAM and Subadviser agree that instructions or other communications related to this Agreement may be transmitted via the internet or other similar media, and that there is no guarantee that such communications will be delivered to the intended recipient promptly, in the correct format or at all.

18.  Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19.  FORM ADV. TAM and the Fund acknowledge receipt of Part 2 of Subadviser’s Form ADV prior to entering into this Agreement, and acknowledge its understanding of the potential conflicts of interest disclosed therein.

20.  Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

21.  Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

22.  Interpretation. Nothing contained herein shall be deemed to require the Trust or Subadviser to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

23.  Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher a. Staples
Name: Christopher A. Staples
Title: Senior Director, Investments

Greystone Managed Investments Inc.

By: /s/ Jeff Robertson
Name: Jeff Robertson
Title: President, Managing Director & COO

By: /s/ Tom Mamic
Name: Tom Mamic, CPA, CA
Title: Managing Director & Chief Financial Officer

Schedule A

FUND	INVESTMENT SUB-ADVISORY FEE*
Transamerica Greystone International Growth VP	0.27% of the first $1 billion;** 0.25% over $1 billion up to $2 billion; 0.24% over $2 billion.

*   As a percentage of average daily net assets on an annual basis.

** The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica International Growth.

Schedule B

Authorized Agents of Transamerica Asset Management, Inc.

Appendix C

5% and 25% Interest Ownership

To the knowledge of the Trust, as of March 6, 2024, the following persons owned beneficially or of record 5% or more of a class of outstanding shares of each Portfolio indicated:

Name & Address	Portfolio Name	Class	Shares	Percent
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Aegon Core Bond VP	Initial	9,205,619.963	65.68%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Core Bond VP	Initial	2,453,976.786	17.51%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Core Bond VP	Initial	2,094,607.702	14.94%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Core Bond VP	Service	19,107,925.951	86.37%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Core Bond VP	Service	2,371,269.050	10.72%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Initial	9,664,546.646	58.98%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Initial	2,943,910.569	17.97%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Initial	2,402,792.332	14.66%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Service	5,600,269.595	63.73%
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Service	1,793,241.034	20.41%

Name & Address	Portfolio Name	Class	Shares	Percent
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Service	719,215.709	8.18%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus VP	Initial	7,486,473.214	24.18%
TCM Division Transamerica Life Insurance Company Separate Acct D 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	7,229,166.246	23.35%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	6,762,027.666	21.84%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	3,741,458.913	12.09%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	2,886,255.781	9.32%
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	1,960,697.557	6.33%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Service	10,226,727.817	90.11%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Service	807,321.675	7.11%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	599,024.975	31.44%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	499,036.434	26.19%

Name & Address	Portfolio Name	Class	Shares	Percent
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	405,164.651	21.26%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	Initial	174,599.632	9.16%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	Initial	97,142.302	5.10%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	Service	15,366,088.304	93.40%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	Service	945,365.642	5.75%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	9,013,004.198	37.90%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	5,218,549.774	21.95%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	2,419,450.178	10.17%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	Initial	2,191,740.772	9.22%
TCM Division Transamerica Life Insurance Company Em Private Placement 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	2,142,887.494	9.01%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Service	33,264,052.829	87.80%
TCM Division Transamerica Financial Life Ins Co	Transamerica T. Rowe Price Small Cap VP	Service	3,793,188.164	10.01%

Name & Address	Portfolio Name	Class	Shares	Percent
Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Initial	4,424,555.666	49.82%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica TS&W International Equity VP	Initial	4,314,014.981	48.58%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	3,642,142.739	80.94%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	472,985.558	10.51%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Initial	44,013,083.026	37.50%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Initial	17,680,308.729	15.06%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica WMC US Growth VP	Initial	16,295,601.719	13.88%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Initial	13,727,774.672	11.70%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica WMC US Growth VP	Initial	10,802,790.828	9.20%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Service	21,598,294.336	82.53%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny	Transamerica WMC US Growth VP	Service	2,317,660.443	8.86%

Name & Address	Portfolio Name	Class	Shares	Percent
4333 Edgewood Rd NE Cedar Rapids IA 52499-3830

Any Holder who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding shares of the Portfolio. Any Holder controlling a Portfolio may be able to determine the outcome of issues that are submitted to Holder for vote and may be able to take action regarding the Portfolio without the consent or approval of other Holders.

To the knowledge of the Trust, as of March 6, 2024, the following persons held beneficially 25% or more of the outstanding shares of each Portfolio indicated:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Core Bond VP	19,107,925.951	54.52%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	9,664,546.646	38.36%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	15,366,088.304	83.45%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	33,264,052.829	50.76%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	4,424,555.666	33.18%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica TS&W International Equity VP	4,314,014.981	32.35%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	3,642,142.739	27.03%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	44,013,083.026	30.96%

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY***

PROXY CARD

TRANSAMERICA SERIES TRUST

Transamerica Aegon Core Bond VP

Transamerica Aegon Sustainable Equity Income VP

Transamerica International Focus VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica TS&W International Equity VP

and Transamerica WMC US Growth VP

PROXY FOR A SPECIAL MEETING OF HOLDERS TO BE HELD ON APRIL 29, 2024

The undersigned, revoking previous proxies, hereby appoint(s) Marijn P. Smit and Dennis P. Gallagher, each of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of each above-mentioned fund (the “Fund”), which the undersigned is entitled to vote at a Special Meeting of Holders (the “Special Meeting”) of the Fund to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202 on April 29, 2024 at 10:00 a.m. Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted as described in the Joint Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (800) 870-0126. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The Notice of the Special Meeting and Proxy Statement are available at:

vote.proxyonline.com/transamerica/docs

“Fund Name Here”	PROXY CARD

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER(S) WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND HOLDER. PLEASE TAKE THE TIME TO READ THE JOINT PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPLICABLE PROPOSAL(S) DETAILED BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

AFTER CAREFUL CONSIDERATION OF EACH PROPOSAL, THE BOARD OF TRUSTEES OF THE TRUST APPROVED AND RECOMMENDS THAT HOLDERS VOTE “FOR” THE APPLICABLE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

PROPOSAL(S)	FOR	AGAINST	ABSTAIN

1. Transamerica International Focus VP: To ratify and approve the current sub-advisory agreement with Epoch Investment Partners, Inc.	○	○	○

2.  Transamerica Aegon Core Bond VP, Transamerica Aegon Sustainable Equity Income VP, Transamerica International Focus VP, Transamerica JPMorgan Mid Cap Value VP, Transamerica T. Rowe Price Small Cap VP, Transamerica TS&W International Equity VP and Transamerica WMC US Growth VP: To approve the Portfolio’s use of the “manager of managers” exemptive order available to Transamerica Asset Management, Inc.

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

	○	○	○

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE OR VOTING USING THE OTHER CONVENIENT METHODS DETAILED ON THE FRONT SIDE OF THIS PROXY CARD.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]